ASSETS UNDER DEVELOPMENT	12 Months Ended
Dec. 31, 2024
Extractive Industries [Abstract]
Assets under development

18.	ASSETS UNDER DEVELOPMENT

	2024			2023
(in thousands of $)	FLNG Gimi	MKII FLNG	Total	FLNG Gimi	MKII FLNG	Total
Balance as of January 1,	1,562,828	—	1,562,828	1,152,032	—	1,152,032
Transferred from other non-current assets (note 20)	—	255,289	255,289	—	—	—
Additions	109,130	238,079	347,209	338,327	—	338,327
Interest costs capitalized	90,674	5,197	95,871	72,469	—	72,469
Balance as of December 31,	1,762,632	498,565	2,261,197	1,562,828	—	1,562,828

18.1. FLNG Gimi

In February 2019, Gimi MS entered into a Lease and Operate Agreement with bp, and our subsidiary Golar MS Operator S.A.R.L. (the “LOA”). The LOA provides for the construction and conversion of LNG carrier Gimi to an FLNG, transit, mooring and connection to the upstream project infrastructure (of which bp is the appointed operator), commissioning with the upstream facilities including its floating production, storage and offloading vessel (“FPSO”) and completing specified acceptance tests commencing on commercial operations date (“COD”). Following COD, we will operate and maintain FLNG Gimi, making her capacity exclusively available for the liquefaction of natural gas from the Greater Tortue Ahmeyim (“GTA Project”) and offloading of LNG produced for a period of 20 years. The contractual dayrate comprises both capital and operating elements.

FLNG Gimi’s departure from the shipyard was postponed from March 2023 to November 2023 to allow for further vessel completion, pre-commissioning and testing work to be completed in the shipyard prior to departure, considering that skills and resources were more accessible in Singapore at the time. FLNG Gimi arrived at the GTA Hub's operating boundary on January 10, 2024 and was securely moored to the Hub on February 20, 2024.

As of December 31, 2024, the COD is expected within Q2 2025 with total expected conversion cost, including financing costs of approximately $1.7 billion, of which $700 million is funded by the Gimi facility (note 21). The outstanding conversion cost remaining until COD is $147.4 million.
Additionally, as of December 31, 2024, pursuant to the LOA, management had identified and estimated spares and consumables of $39.1 million that will not be used during commissioning which are expected to be reimbursed by bp at COD.

Gimi LOA and its amendments

We and bp are required to meet various contractual delivery schedules with delays resulting in contractual prepayments between the parties in advance of COD. Due to project delays, pre-commissioning contractual cash flows commenced in March 2023.

On August 3, 2024, we entered into an agreement to resolve the pre-existing LOA contract interpretation dispute with bp (the “Settlement Deed”). The Settlement Deed waives specified amounts payable and receivable between bp and Gimi MS and serves as a full and final settlement of the previously announced arbitration proceedings regarding Project Delay Payments.
Concurrently, we entered into an amendment to the LOA (“the Amendment Deed”) to realign the parties towards achieving COD for the GTA Project. The Amendment Deed introduces accelerated commissioning and simplified pre-COD contractual cash flows through a step-up mechanism for daily payments, tied to project milestones and secured by defined long-stop dates. Additionally, it introduces the potential for lump sum bonus payments upon milestones achievements. Post-COD, the Amendment Deed introduces limited changes, most notably a reduction in base capacity from 2.45 mtpa to 2.40 mtpa over the 20 years period.

Pre-COD contractual cash flows are considered prepayments pursuant to the LOA, which contains a lease. These prepayments, comprising of prepaid rent and lease incentives, are deferred until lease commencement at COD. These amounts are presented on a net basis as they arise from the same contract, which also provides for a contractual right of offset.
As of December 31, 2023, the pre-COD contractual cash flows comprised of $105.4 million in liquidated damages paid to bp, of which, $30.5 million remained payable (note 23). Given that the expected COD was more than 12 months and an asset position, these amounts were presented as “Other non-current assets” (note 20). In June 2024, when the expected COD was within 12 months, these amounts were reclassified to “Other current assets”.
As of December 31, 2024, the net pre-COD contractual cash flows amounted to $23.8 million (note 23), of which $31.6 million remained receivable (note 16). These amounts were presented in “Other current liabilities”, as it reflects a net deferred income position and in alignment with the FLNG Gimi’s expected COD in Q2 2025. The net pre-COD contractual cash flows comprised of:
•$127.7 million of payments from bp, including project milestones for the period from January 10, 2024 to December 31, 2024;
•$6.0 million payments from bp for temporary crew accommodation arrangements; and
•partially offset by $109.9 million in liquidated damages we paid bp for the period from March 17, 2023 to January 9, 2024.

18.2 MKII FLNG

On September 17, 2024, Golar's board of directors approved to enter into an EPC agreement with CIMC for a MKII FLNG with an annual liquefaction capacity of 3.5 mtpa. Under the EPC agreement, B&V will provide its licensed PRICO® technology, perform detailed engineering and process design, specify and procure topside equipment and provide commissioning support for the FLNG topsides and liquefaction process, similar to its involvement in the construction of Golar’s existing assets, the FLNG Hilli and FLNG Gimi.

Concurrently, the entry into the binding EPC agreement significantly increases the likelihood that the MKII FLNG conversion will occur, making it virtually certain. Consequently, all MKII FLNG costs of $255.3 million, previously classified as “Other non-current assets”, were reclassified to “Assets under development”, comprised of:
•$59.4 million and $109.8 million of project engineering costs and long lead items, respectively, as of December 31, 2023; and
•$86.1 million of project engineering costs and long lead items incurred from January 1, 2024 to September 17, 2024.
Costs incurred after this date have been presented as additions to the MKII FLNG asset under development.

In September 2024, we issued a $100.0 million LC in favor of B&V with CIMC. Under the provisions of the LC, the profile reduces over time to reflect payments made by CIMC under the EPC agreement. There is no cash collateral associated with the LC, however a 1.5% upfront fee was paid and a 1.75% per annum running margin is payable on the outstanding balance which expires in January 2028.

The total budget for the MKII FLNG conversion is estimated at $2.2 billion, inclusive of the donor vessel (Fuji LNG), yard supervision, spares, crew, training, contingencies, initial bunker supply and voyage related costs to deliver the FLNG to its operational site, excluding financing costs. The MKII FLNG is expected to be delivered in Q4 2027.
As of December 31, 2024, the estimated timing of the outstanding payments is as follows:

(in thousands of $)
Period ending December 31,
2025	669,521
2026	435,341
2027	422,050
2028	267,530
Total	1,794,442